Exhibit 23.1








               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


In connection with the foregoing Annual Report on Form 10-K to be filed with the Washington, D.C. Office of the U.S. Securities and Exchange Commission, we hereby consent to the inclusion herein of our report dated February 11, 2008 relating to the audit of the consolidated financial statements of Rocky Mountain Minerals, Inc. for the year ended October 31, 2007.




                                             /s/ CAUSEY DEMGEN & MOORE INC.
                                             ------------------------------
Denver, Colorado                             CAUSEY DEMGEN & MOORE INC.
February 13, 2008


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